FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT M

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	151,415	55,302
Net asset value per share (NAV)	54.34	19.79

Total Assets (Shares x NAV)	$8,227,902	$1,094,417

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,479	1,453

Net Assets	$8,226,423	$1,092,964

Net Assets: Total
Contract value in accumulation period	$8,226,423	$1,092,964

Net Assets	$8,226,423	$1,092,964

Total Units Outstanding	224,610	27,970

Unit Value (Accumulation)	$36.63	$39.08

Cost of Shares in Underlying Fund	$7,094,532	$901,502

STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$87,987	$12,769
Expenses:
Mortality and expense risk charges	48,220	6,358

Net investment income/(expense)	39,767	6,411

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(144)	23,957
Reinvested realized gain distributions	—	120,874

Net realized gain/(loss) on investments	(144)	144,831
Net change in unrealized appreciation/(depreciation) of investments	1,532,379	79,925

Net realized and unrealized gain/(loss) from investments	1,532,235	224,756

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,572,002	$231,167

See notes to financial statements.

B-2

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

4,824	29,390	54,751	26,798	106,946	74,542	32,054
10.56	12.55	19.33	16.52	16.38	19.23	34.73

$50,946	$368,840	$1,058,343	$442,701	$1,751,784	$1,433,437	$1,113,236

1,443	1,335	1,116	1,624	1,278	1,788	1,203

$49,503	$367,505	$1,057,227	$441,077	$1,750,506	$1,431,649	$1,112,033

$49,503	$367,505	$1,057,227	$441,077	$1,750,506	$1,431,649	$1,112,033

$49,503	$367,505	$1,057,227	$441,077	$1,750,506	$1,431,649	$1,112,033

3,659	14,825	34,142	8,302	24,432	23,784	28,312

$13.53	$24.79	$30.97	$53.13	$71.65	$60.19	$39.28

$50,362	$385,049	$908,402	$396,525	$1,800,626	$1,485,040	$772,981

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$835	$7,989	$19,467	$4,127	$—	$6,593	$186

298	2,898	6,419	2,925	11,300	8,584	6,765

537	5,091	13,048	1,202	(11,300)	(1,991)	(6,579)

140	21,471	10,660	(77,124)	5,677	(4,042)	125,449
—	8,517	22,362	7,940	136,652	155,043	90,467

140	29,988	33,022	(69,184)	142,329	151,001	215,916
(499)	(37,497)	83,448	46,169	(346,982)	89,808	(23,125)

(359)	(7,509)	116,470	(23,015)	(204,653)	240,809	192,791

$178	$(2,418)	$129,518	$(21,813)	$(215,953)	$238,818	$186,212

B-3

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I

	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	104,142	4,533
Net asset value per share (NAV)	23.00	88.63

Total Assets (Shares x NAV)	$2,395,257	$401,737

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,655	1,563

Net Assets	$2,393,602	$400,174

Net Assets: Total
Contract value in accumulation period	$2,393,602	$400,174

Net Assets	$2,393,602	$400,174

Total Units Outstanding	41,909	8,721

Unit Value (Accumulation)	$57.11	$45.89

Cost of Shares in Underlying Fund	$2,160,196	$300,552

STATEMENTS OF OPERATIONS

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$7,029	$—
Expenses:
Mortality and expense risk charges	14,006	2,570

Net investment income/(expense)	(6,977)	(2,570)

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	3,864	10,057
Reinvested realized gain distributions	328,321	46,235

Net realized gain/(loss) on investments	332,185	56,292
Net change in unrealized appreciation/(depreciation) of investments	(1,952)	(12,636)

Net realized and unrealized gain/(loss) from investments	330,233	43,656

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$323,256	$41,086

See notes to financial statements.

B-4

Investment Options
Invesco V.I. Equity & Income Fund Series I	Invesco V.I. Core Equity Fund Series I	AB VPS Growth and Income Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B	American Century VP International Fund Class I	American Century VP Value Fund Class I

12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

4,207	40,431	18,871	1,643	1,020	17,794	16,340
20.69	37.79	36.12	85.67	43.80	14.86	13.67

$87,048	$1,527,895	$681,623	$140,717	$44,671	$264,412	$223,362

1,961	1,565	2,014	1,192	1,266	1,648	1,503

$85,087	$1,526,330	$679,609	$139,525	$43,405	$262,764	$221,859

$85,087	$1,526,330	$679,609	$139,525	$43,405	$262,764	$221,859

$85,087	$1,526,330	$679,609	$139,525	$43,405	$262,764	$221,859

4,192	40,108	17,978	2,140	1,261	8,719	4,536

$20.30	$38.06	$37.80	$65.20	$34.42	$30.14	$48.91

$82,515	$1,333,105	$542,338	$95,245	$42,982	$179,202	$181,884

Investment Options
Invesco V.I. Equity & Income Fund Series I	Invesco V.I. Core Equity Fund Series I	AB VPS Growth and Income Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B	American Century VP International Fund Class I	American Century VP Value Fund Class I

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$3,018	$9,183	$4,121	$—	$—	$430	$3,976

674	8,678	4,273	1,321	487	1,797	1,651

2,344	505	(152)	(1,321)	(487)	(1,367)	2,325

1,731	2,456	26,124	29,004	10,853	11,803	46,760
818	31,452	—	10,538	2,903	7,611	—

2,549	33,908	26,124	39,542	13,756	19,414	46,760
4,821	287,106	127,143	975	(7,840)	3,101	(7,771)

7,370	321,014	153,267	40,517	5,916	22,515	38,989

$9,714	$321,519	$153,115	$39,196	$5,429	$21,148	$41,314

B-5

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Initial Class

	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	34,101	19,843
Net asset value per share (NAV)	54.35	26.15

Total Assets (Shares x NAV)	$1,853,384	$518,899

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	2,049	1,810

Net Assets	$1,851,335	$517,089

Net Assets: Total
Contract value in accumulation period	$1,851,335	$517,089

Net Assets	$1,851,335	$517,089

Total Units Outstanding	31,956	12,193

Unit Value (Accumulation)	$57.93	$42.41

Cost of Shares in Underlying Fund	$1,232,774	$444,587

STATEMENTS OF OPERATIONS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Initial Class

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$1,144	$9,242
Expenses:
Mortality and expense risk charges	11,324	3,240

Net investment income/(expense)	(10,180)	6,002

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	122,047	3,612
Reinvested realized gain distributions	218,915	53,883

Net realized gain/(loss) on investments	340,962	57,495
Net change in unrealized appreciation/(depreciation) of investments	97,194	37,279

Net realized and unrealized gain/(loss) from investments	438,156	94,774

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$427,976	$100,776

See notes to financial statements.

B-6

Investment Options
Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Janus Henderson Enterprise Portfolio Institutional Shares	Janus Henderson Forty Portfolio Institutional Shares	Janus Henderson Research Portfolio Institutional Shares

12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

21,995	29,090	12,270	202,447	8,631	7,249	10,467
79.25	5.25	468.27	1.00	100.51	61.75	56.31

$1,743,112	$152,722	$5,745,586	$202,447	$867,479	$447,619	$589,398

1,662	1,353	1,365	1,484	1,237	1,656	1,450

$1,741,450	$151,369	$5,744,221	$200,963	$866,242	$445,963	$587,948

$1,741,450	$151,369	$5,744,221	$200,963	$866,242	$445,963	$587,948

$1,741,450	$151,369	$5,744,221	$200,963	$866,242	$445,963	$587,948

23,954	7,263	99,381	16,861	28,059	8,279	19,265

$72.70	$20.84	$57.80	$11.92	$30.87	$53.86	$30.52

$899,373	$155,700	$2,472,674	$202,447	$598,685	$293,029	$361,734

Investment Options
Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Janus Henderson Enterprise Portfolio Institutional Shares	Janus Henderson Forty Portfolio Institutional Shares	Janus Henderson Research Portfolio Institutional Shares

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$—	$8,047	$66,193	$27	$3,076	$2,030	$538

10,437	944	32,298	1,635	6,104	2,821	3,544

(10,437)	7,103	33,895	(1,608)	(3,028)	(791)	(3,006)

68,360	(1,697)	360,451	—	96,169	14,204	5,424
150,670	—	38,932	—	81,163	45,851	27,021

219,030	(1,697)	399,383	—	177,332	60,055	32,445
(33,784)	(186)	851,077	—	(34,884)	22,960	66,938

185,246	(1,883)	1,250,460	—	142,448	83,015	99,383

$174,809	$5,220	$1,284,355	$(1,608)	$139,420	$82,224	$96,377

B-7

The Guardian Separate Account M

STATEMENTS OF ASSETS AND LIABILITIES

	Janus Henderson Global Research Portfolio Institutional Shares	MFS Total Return Bond Series Initial Class

	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	10,291	6,666
Net asset value per share (NAV)	71.28	13.63

Total Assets (Shares x NAV)	$733,517	$90,864

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,929	1,688

Net Assets	$731,588	$89,176

Net Assets: Total
Contract value in accumulation period	$731,588	$89,176

Net Assets	$731,588	$89,176

Total Units Outstanding	39,153	3,435

Unit Value (Accumulation)	$18.69	$25.96

Cost of Shares in Underlying Fund	$465,726	$89,806

STATEMENTS OF OPERATIONS

	Janus Henderson Global Research Portfolio Institutional Shares	MFS Total Return Bond Series Initial Class

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$3,607	$2,424
Expenses:
Mortality and expense risk charges	4,424	502

Net investment income/(expense)	(817)	1,922

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	7,088	100
Reinvested realized gain distributions	31,761	7

Net realized gain/(loss) on investments	38,849	107
Net change in unrealized appreciation/(depreciation) of investments	69,439	(3,430)

Net realized and unrealized gain/(loss) from investments	108,288	(3,323)

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$107,471	$(1,401)

See notes to financial statements.

B-8

Investment Options
MFS Growth Series Initial Class	MFS Investors Trust Series Initial Class	MFS New Discovery Series Initial Class	MFS Research Series Initial Class	MFS Total Return Series Initial Class

12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

30,331	23,091	8,243	337	23,908
79.36	44.72	23.30	38.59	27.78

$2,407,049	$1,032,616	$192,054	$13,016	$664,154

1,458	1,781	1,950	1,610	1,241

$2,405,591	$1,030,835	$190,104	$11,406	$662,913

$2,405,591	$1,030,835	$190,104	$11,406	$662,913

$2,405,591	$1,030,835	$190,104	$11,406	$662,913

31,448	21,584	4,024	323	16,396

$76.50	$47.76	$47.24	$35.36	$40.43

$1,483,809	$657,701	$172,005	$9,553	$567,917

Investment Options
MFS Growth Series Initial Class	MFS Investors Trust Series Initial Class	MFS New Discovery Series Initial Class	MFS Research Series Initial Class	MFS Total Return Series Initial Class

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$—	$5,918	$—	$67	$11,458

13,803	6,082	1,420	378	4,059

(13,803)	(164)	(1,420)	(311)	7,399

90,967	14,885	19,333	360	19,824
302,631	29,757	37,862	701	30,518

393,598	44,642	57,195	1,061	50,342
72,574	171,366	(49,123)	1,600	22,724

466,172	216,008	8,072	2,661	73,066

$452,369	$215,844	$6,652	$2,350	$80,465

B-9

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$31,706	$8,922
Net realized gain/(loss) from sale of investments	(216,899)	10,052
Reinvested realized gain distributions	436,115	194,165
Net change in unrealized appreciation/(depreciation) of investments	(493,953)	(72,080)

Net increase/(decrease) resulting from operations	(243,031)	141,059

2020 Policy Transactions
Net policy purchase payments	275,544	18,906
Transfers on account of death, surrenders and withdrawals	(992,138)	—
Transfers of policy loans	436,273	(123)
Transfers of cost of insurance and policy fees	(286,039)	(11,256)
Transfers between investment divisions, net	(142,438)	1,914
Transfers–other	102,364	278

Net increase/(decrease) from policy transactions	(606,434)	9,719

Total Increase/(Decrease) in Net Assets	(849,465)	150,778
Net Assets at December 31, 2019	7,918,967	726,648

Net Assets at December 31, 2020	$7,069,502	$877,426

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$39,767	$6,411
Net realized gain/(loss) from sale of investments	(144)	23,957
Reinvested realized gain distributions	—	120,874
Net change in unrealized appreciation/(depreciation) of investments	1,532,379	79,925

Net increase/(decrease) resulting from operations	1,572,002	231,167

2021 Policy Transactions
Net policy purchase payments	229,897	20,708
Transfers on account of death, surrenders and withdrawals	(398,583)	—
Transfers of policy loans	8,800	(25,630)
Transfers of cost of insurance and policy fees	(267,572)	(11,520)
Transfers between investment divisions, net	(12,964)	—
Transfers–other	25,341	813

Net increase/(decrease) from policy transactions	(415,081)	(15,629)

Total Increase/(Decrease) in Net Assets	1,156,921	215,538
Net Assets at December 31, 2020	7,069,502	877,426

Net Assets at December 31, 2021	$8,226,423	$1,092,964

See notes to financial statements.

B-10

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory INCORE Investment Quality Bond VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory RS Small Cap Growth Equity VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$713	$11,711	$16,152	$4,477	$(14,102)	$(7,359)	$(8,423)
189	2,135	(12,873)	87,099	69	(34,151)	115,399
—	—	25,726	3,903	282,230	67,284	181,871
548	15,435	18,087	(29,700)	282,043	25,900	(134,859)

1,450	29,281	47,092	65,779	550,240	51,674	153,988

6,844	11,175	28,528	19,858	39,019	25,100	33,838
—	—	(16,294)	(42,970)	(47,782)	(29,406)	(90,431)
(441)	(3,786)	2,167	21,557	(148)	6,164	(74,417)
(4,217)	(14,884)	(25,277)	(18,635)	(31,746)	(27,964)	(35,597)
—	139,360	(14,077)	(25,570)	—	(29,020)	—
(1)	341	2,158	(191)	10,316	674	3,936

2,185	132,206	(22,795)	(45,951)	(30,341)	(54,452)	(162,671)

3,635	161,487	24,297	19,828	519,899	(2,778)	(8,683)
41,587	371,592	924,347	469,885	1,481,763	1,211,938	1,117,693

$45,222	$533,079	$948,644	$489,713	$2,001,662	$1,209,160	$1,109,010

$537	$5,091	$13,048	$1,202	$(11,300)	$(1,991)	$(6,579)
140	21,471	10,660	(77,124)	5,677	(4,042)	125,449
—	8,517	22,362	7,940	136,652	155,043	90,467
(499)	(37,497)	83,448	46,169	(346,982)	89,808	(23,125)

178	(2,418)	129,518	(21,813)	(215,953)	238,818	186,212

8,408	13,630	23,163	15,302	32,190	31,809	28,398
—	(958)	(35,634)	(22,531)	(40,810)	(4,814)	(167,842)
(458)	2,564	1,542	334	(330)	3,537	(789)
(3,986)	(14,522)	(23,816)	(11,987)	(30,714)	(26,710)	(32,484)
—	(164,761)	3,239	(9,864)	—	(25,190)	(14,047)
139	891	10,571	1,923	4,461	5,039	3,575

4,103	(163,156)	(20,935)	(26,823)	(35,203)	(16,329)	(183,189)

4,281	(165,574)	108,583	(48,636)	(251,156)	222,489	3,023
45,222	533,079	948,644	489,713	2,001,662	1,209,160	1,109,010

$49,503	$367,505	$1,057,227	$441,077	$1,750,506	$1,431,649	$1,112,033

B-11

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(8,333)	$(3,158)
Net realized gain/(loss) from sale of investments	(4,946)	30,271
Reinvested realized gain distributions	154,493	25,097
Net change in unrealized appreciation/(depreciation) of investments	180,587	65,675

Net increase/(decrease) resulting from operations	321,801	117,885

2020 Policy Transactions
Net policy purchase payments	55,303	13,543
Transfers on account of death, surrenders and withdrawals	(83,737)	(35,840)
Transfers of policy loans	(86,080)	844
Transfers of cost of insurance and policy fees	(77,517)	(22,224)
Transfers between investment divisions, net	—	—
Transfers–other	5,880	(45)

Net increase/(decrease) from policy transactions	(186,151)	(43,722)

Total Increase/(Decrease) in Net Assets	135,650	74,163
Net Assets at December 31, 2019	2,084,334	293,437

Net Assets at December 31, 2020	$2,219,984	$367,600

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,977)	$(2,570)
Net realized gain/(loss) from sale of investments	3,864	10,057
Reinvested realized gain distributions	328,321	46,235
Net change in unrealized appreciation/(depreciation) of investments	(1,952)	(12,636)

Net increase/(decrease) resulting from operations	323,256	41,086

2021 Policy Transactions
Net policy purchase payments	33,114	9,530
Transfers on account of death, surrenders and withdrawals	(117,696)	(3,740)
Transfers of policy loans	17	208
Transfers of cost of insurance and policy fees	(57,866)	(15,165)
Transfers between investment divisions, net	(13,461)	—
Transfers–other	6,254	655

Net increase/(decrease) from policy transactions	(149,638)	(8,512)

Total Increase/(Decrease) in Net Assets	173,618	32,574
Net Assets at December 31, 2020	2,219,984	367,600

Net Assets at December 31, 2021	$2,393,602	$400,174

See notes to financial statements.

B-12

Investment Options
Invesco V.I. Equity & Income Fund Series I	Invesco V.I. Core Equity Fund Series I	AB VPS Growth and Income Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B	American Century VP International Fund Class I	American Century VP Value Fund Class I

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$1,023	$4,219	$2,468	$(1,673)	$(549)	$(1,124)	$2,211
834	(29,216)	23,948	1,077	183	2,500	2,088
1,703	249,156	29,417	11,094	1,702	3,089	3,963
(5,466)	(88,316)	(50,738)	30,241	4,284	47,040	(8,175)

(1,906)	135,843	5,095	40,739	5,620	51,505	87

3,348	33,344	26,041	3,029	—	5,698	3,336
(3,566)	(35,512)	—	—	—	—	—
(7,555)	25,596	2,649	1,953	—	(112)	(20)
(3,370)	(42,901)	(26,057)	(3,918)	(339)	(8,364)	(4,758)
—	(153,574)	(29,720)	—	—	—	—
179	847	489	4	—	297	72

(10,964)	(172,200)	(26,598)	1,068	(339)	(2,481)	(1,370)

(12,870)	(36,357)	(21,503)	41,807	5,281	49,024	(1,283)
86,504	1,235,383	612,187	118,504	15,081	209,177	175,871

$73,634	$1,199,026	$590,684	$160,311	$20,362	$258,201	$174,588

$2,344	$505	$(152)	$(1,321)	$(487)	$(1,367)	$2,325
1,731	2,456	26,124	29,004	10,853	11,803	46,760
818	31,452	—	10,538	2,903	7,611	—
4,821	287,106	127,143	975	(7,840)	3,101	(7,771)

9,714	321,519	153,115	39,196	5,429	21,148	41,314

2,734	27,512	21,312	3,292	—	5,893	5,593
—	(6,065)	(49,976)	(61,129)	—	(7,685)	(35,743)
1,742	23,112	1,591	312	—	(125)	(24)
(3,555)	(43,425)	(19,629)	(2,740)	(361)	(8,695)	(6,084)
437	—	(18,939)	—	13,957	(6,940)	28,349
381	4,651	1,451	283	4,018	967	13,866

1,739	5,785	(64,190)	(59,982)	17,614	(16,585)	5,957

11,453	327,304	88,925	(20,786)	23,043	4,563	47,271
73,634	1,199,026	590,684	160,311	20,362	258,201	174,588

$85,087	$1,526,330	$679,609	$139,525	$43,405	$262,764	$221,859

B-13

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Initial Class

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(9,665)	$3,482
Net realized gain/(loss) from sale of investments	42,336	(14,345)
Reinvested realized gain distributions	7,346	16,730
Net change in unrealized appreciation/(depreciation) of investments	349,364	17,057

Net increase/(decrease) resulting from operations	389,381	22,924

2020 Policy Transactions
Net policy purchase payments	36,025	14,633
Transfers on account of death, surrenders and withdrawals	(68,998)	(6,166)
Transfers of policy loans	17,674	125
Transfers of cost of insurance and policy fees	(41,520)	(13,986)
Transfers between investment divisions, net	484	1,436
Transfers–other	307	94

Net increase/(decrease) from policy transactions	(56,028)	(3,864)

Total Increase/(Decrease) in Net Assets	333,353	19,060
Net Assets at December 31, 2019	1,336,787	400,029

Net Assets at December 31, 2020	$1,670,140	$419,089

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(10,180)	$6,002
Net realized gain/(loss) from sale of investments	122,047	3,612
Reinvested realized gain distributions	218,915	53,883
Net change in unrealized appreciation/(depreciation) of investments	97,194	37,279

Net increase/(decrease) resulting from operations	427,976	100,776

2021 Policy Transactions
Net policy purchase payments	22,256	14,904
Transfers on account of death, surrenders and withdrawals	(182,980)	(1,463)
Transfers of policy loans	(1,100)	(2,752)
Transfers of cost of insurance and policy fees	(31,325)	(14,964)
Transfers between investment divisions, net	(58,249)	—
Transfers–other	4,617	1,499

Net increase/(decrease) from policy transactions	(246,781)	(2,776)

Total Increase/(Decrease) in Net Assets	181,195	98,000
Net Assets at December 31, 2020	1,670,140	419,089

Net Assets at December 31, 2021	$1,851,335	$517,089

See notes to financial statements.

B-14

Investment Options
Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Janus Henderson Enterprise Portfolio Institutional Shares	Janus Henderson Forty Portfolio Institutional Shares	Janus Henderson Research Portfolio Institutional Shares

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$(11,466)	$5,659	$37,019	$(1,085)	$(6,435)	$(1,012)	$(1,806)
112,308	(1,551)	353,512	—	41,544	10,948	4,982
70,656	—	14,776	—	56,520	22,003	32,100
484,278	(1,536)	290,461	—	53,620	78,810	82,752

655,776	2,572	695,768	(1,085)	145,249	110,749	118,028

22,943	5,781	101,043	17,545	15,981	13,976	7,576
(49,751)	—	(122,456)	—	(10,799)	(22,461)	—
2,918	(8,242)	(75,674)	4,807	1,133	378	2,494
(43,756)	(4,376)	(147,570)	(10,470)	(21,312)	(14,790)	(6,816)
(77,753)	(817)	(207,944)	(7,800)	(24,790)	—	—
2,225	190	4,034	3	308	(29)	13

(143,174)	(7,464)	(448,567)	4,085	(39,479)	(22,926)	3,267

512,602	(4,892)	247,201	3,000	105,770	87,823	121,295
1,045,878	147,622	4,571,975	162,935	827,237	299,205	367,501

$1,558,480	$142,730	$4,819,176	$165,935	$933,007	$387,028	$488,796

$(10,437)	$7,103	$33,895	$(1,608)	$(3,028)	$(791)	$(3,006)
68,360	(1,697)	360,451	—	96,169	14,204	5,424
150,670	—	38,932	—	81,163	45,851	27,021
(33,784)	(186)	851,077	—	(34,884)	22,960	66,938

174,809	5,220	1,284,355	(1,608)	139,420	82,224	96,377

17,085	5,331	72,044	23,343	15,976	7,118	7,565
(19,926)	—	(356,709)	(216,357)	(206,187)	(24,651)	—
1,319	1,563	(7,020)	25,686	(31)	656	1,426
(38,022)	(4,185)	(122,133)	(13,622)	(17,210)	(7,703)	(6,936)
34,853	—	26,687	216,977	—	—	—
12,852	710	27,821	609	1,267	1,291	720

8,161	3,419	(359,310)	36,636	(206,185)	(23,289)	2,775

182,970	8,639	925,045	35,028	(66,765)	58,935	99,152
1,558,480	142,730	4,819,176	165,935	933,007	387,028	488,796

$1,741,450	$151,369	$5,744,221	$200,963	$866,242	$445,963	$587,948

B-15

The Guardian Separate Account M

STATEMENTS OF CHANGES IN NET ASSETS

	Janus Henderson Global Research Portfolio Institutional Shares	MFS Total Return Bond Series Initial Class

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(607)	$2,049
Net realized gain/(loss) from sale of investments	19,998	188
Reinvested realized gain distributions	27,574	—
Net change in unrealized appreciation/(depreciation) of investments	49,789	3,732

Net increase/(decrease) resulting from operations	96,754	5,969

2020 Policy Transactions
Net policy purchase payments	12,812	4,964
Transfers on account of death, surrenders and withdrawals	(33,663)	—
Transfers of policy loans	1,484	(6,780)
Transfers of cost of insurance and policy fees	(9,454)	(3,206)
Transfers between investment divisions, net	—	—
Transfers–other	3,546	1,157

Net increase/(decrease) from policy transactions	(25,275)	(3,865)

Total Increase/(Decrease) in Net Assets	71,479	2,104
Net Assets at December 31, 2019	543,676	82,938

Net Assets at December 31, 2020	$615,155	$85,042

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(817)	$1,922
Net realized gain/(loss) from sale of investments	7,088	100
Reinvested realized gain distributions	31,761	7
Net change in unrealized appreciation/(depreciation) of investments	69,439	(3,430)

Net increase/(decrease) resulting from operations	107,471	(1,401)

2021 Policy Transactions
Net policy purchase payments	15,437	4,974
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	568	2,438
Transfers of cost of insurance and policy fees	(8,181)	(3,160)
Transfers between investment divisions, net	—	—
Transfers–other	1,138	1,283

Net increase/(decrease) from policy transactions	8,962	5,535

Total Increase/(Decrease) in Net Assets	116,433	4,134
Net Assets at December 31, 2020	615,155	85,042

Net Assets at December 31, 2021	$731,588	$89,176

See notes to financial statements.

B-16

Investment Options
MFS Growth Series Initial Class	MFS Investors Trust Series Initial Class	MFS New Discovery Series Initial Class	MFS Research Series Initial Class	MFS Total Return Series Initial Class

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$(17,266)	$(2,226)	$(2,006)	$(182)	$7,914
233,334	17,791	1,577	160	7,680
115,816	22,226	16,177	412	15,050
196,382	56,358	53,990	972	20,041

528,266	94,149	69,738	1,362	50,685

42,291	27,349	6,018	—	26,400
(76,181)	(58,619)	—	—	(1,237)
(3,013)	(782)	(201)	(48)	693
(54,014)	(31,738)	(5,646)	(1,054)	(32,567)
(262,428)	(28,773)	—	—	—
13,385	5,925	(15)	1	3,894

(339,960)	(86,638)	156	(1,101)	(2,817)

188,306	7,511	69,894	261	47,868
1,862,055	834,013	155,990	9,927	579,660

$2,050,361	$841,524	$225,884	$10,188	$627,528

$(13,803)	$(164)	$(1,420)	$(311)	$7,399
90,967	14,885	19,333	360	19,824
302,631	29,757	37,862	701	30,518
72,574	171,366	(49,123)	1,600	22,724

452,369	215,844	6,652	2,350	80,465

30,954	20,095	9,218	—	22,743
(88,804)	(17,133)	(45,432)	—	(48,111)
(130)	(782)	(219)	(57)	92
(50,784)	(31,627)	(7,001)	(1,118)	(26,355)
—	—	437	—	(521)
11,625	2,914	565	43	7,072

(97,139)	(26,533)	(42,432)	(1,132)	(45,080)

355,230	189,311	(35,780)	1,218	35,385
2,050,361	841,524	225,884	10,188	627,528

$2,405,591	$1,030,835	$190,104	$11,406	$662,913

B-17

THE GUARDIAN SEPARATE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS (December 31, 2021)

NOTE 1 — ORGANIZATION

The Guardian Separate Account M (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on January 29, 1998, and commenced operations on February 6, 1998. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the thirty-four investment options within the Account, or FRO. However, a policyowner may only invest in up to seven investment options, including FRO, at any time.

The thirty-four investment divisions of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series

Victory 500 Index VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory INCORE Investment Quality Bond VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory RS Small Cap Growth Equity VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Equity and Income Fund Series I
(formerly Invesco V.I. Managed Volatility Fund Series I)

Invesco V.I. Core Equity Fund Series I

AB VPS Growth and Income Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Global Thematic Growth Portfolio Class B

American Century VP International Fund Class I

American Century VP Value Fund Class I

Fidelity VIP Contrafund® Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Government Money Market Portfolio Service Class 2

Janus Henderson Enterprise Portfolio Institutional Shares

Janus Henderson Forty Portfolio Institutional Shares

Janus Henderson Research Portfolio Institutional Shares

Janus Henderson Global Research Portfolio Institutional Shares

MFS® Total Return Bond Series Initial Class

MFS® Growth Series Initial Class

MFS® Investors Trust Series Initial Class

MFS® New Discovery Series Initial Class

MFS® Research Series Initial Class

MFS® Total Return Series Initial Class

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

B-18

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account.

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2021, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2021, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2021, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $38,562,244.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2021, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

B-19

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

There were no financial instrument liabilities held by the Account as of December 31, 2021, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Universal Life Insurance policies is based on the 1980 / 2001 / 2017 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 3.0% — 4.0%.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies. The Tax Cuts and Jobs Acts which was enacted into law on December 22, 2017, does not contain any provisions which would impact the status of this policy.

Under the provisions of Section 817(h) of the IRC, a variable life policy will not be treated as a life policy for federal tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$323,982	$700,075
Victory 500 Index VIP Series	153,907	41,892
Victory INCORE Low Duration Bond VIP Series	8,990	4,052
Victory INCORE Investment Quality Bond VIP Series	219,553	369,202
Victory RS International VIP Series	120,993	107,099
Victory Sophus Emerging Markets VIP Series	30,266	48,020
Victory RS Small Cap Growth Equity VIP Series	166,864	77,416
Gabelli Capital Asset Fund	198,397	61,091
Value Line Centurion Fund	111,064	210,600
Value Line Strategic Asset Management Trust	357,102	185,389
Invesco V.I. American Franchise Fund Series I	56,037	21,315

B-20

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

	Purchases	Sales
Invesco V.I. Equity & Income Fund Series I (formerly Invesco V.I. Managed Volatility Fund Series I)	$15,838	$10,264
Invesco V.I. Core Equity Fund Series I	91,079	53,659
AB VPS Growth and Income Portfolio Class B	29,298	93,367
AB VPS Large Cap Growth Portfolio Class B	14,604	66,049
AB VPS Global Thematic Growth Portfolio Class B	40,342	20,825
American Century VP International Fund Class I	14,240	24,783
American Century VP Value Fund Class I	93,733	85,800
Fidelity VIP Contrafund Portfolio Initial Class	240,938	278,661
Fidelity VIP Equity-Income Portfolio Initial Class	76,213	18,863
Fidelity VIP Growth Opportunities Portfolio Initial Class	246,132	97,300
Fidelity VIP High Income Portfolio Initial Class	22,428	11,962
Fidelity VIP Index 500 Portfolio Initial Class	221,089	508,274
Fidelity VIP Government Money Market Portfolio Service Class 2	273,114	238,451
Janus Henderson Enterprise Portfolio Institutional Shares	101,394	229,341
Janus Henderson Forty Portfolio Institutional Shares	56,229	34,636
Janus Henderson Research Portfolio Institutional Shares	36,966	10,633
Janus Henderson Global Research Portfolio Institutional Shares	51,749	11,418
MFS Total Return Bond Series Initial Class	17,397	9,432
MFS Growth Series Initial Class	332,525	141,032
MFS Investors Trust Series Initial Class	54,773	51,632
MFS New Discovery Series Initial Class	47,814	53,384
MFS Research Series Initial Class	812	1,175
MFS Total Return Series Initial Class	68,586	75,690

Total	$3,894,448	$3,952,780

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts, through a reduction of the unit value, a daily charge from the net assets of the Account that, on an annual basis, is equal to a rate of .90% (reduced to .60% after the policy’s 20th anniversary).

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance inforce, as compensation for the anticipated cost of paying death benefits.

b)	Policy and administrative fees, which vary with the face amount, age of the insured or duration of the contract.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2021 and 2020, contractual charges amounted to $965,157 and $1,087,337, respectively, which are reflected in “Transfer of cost of insurance and policy fees” in the Statement of Changes in Net Assets.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, that are attributable to the Account.

GIAC has administrative service fee agreements with Victory Capital Management Inc, Gabelli Capital Asset Fund, Invesco Advisors, Inc., AllianceBernstein LP., American Century Investment Management, Inc., Fidelity Management & Research Company, Janus Henderson Group PLC, Massachusetts Financial Services Company and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets. These fees are borne and paid to GIAC by investment advisers, and therefore, are not recorded in the financial statements of the Fund.

B-21

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2021 and 2020, were as follows:

	2021			2020
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Victory RS Large Cap Alpha VIP Series	8,156	20,479	(12,323)	28,642	53,637	(24,995)
Victory 500 Index VIP Series	637	1,109	(472)	833	442	391
Victory INCORE Low Duration Bond VIP Series	632	329	303	515	351	164
Victory INCORE Investment Quality Bond VIP Series	809	7,313	(6,504)	6,397	1,037	5,360
Victory RS International VIP Series	1,864	2,548	(684)	1,434	2,345	(911)
Victory Sophus Emerging Markets VIP Series	312	768	(456)	1,055	1,974	(919)
Victory RS Small Cap Growth Equity VIP Series	479	920	(441)	803	1,130	(327)
Gabelli Capital Asset Fund	720	993	(273)	784	2,146	(1,362)
Value Line Centurion Fund	943	6,217	(5,274)	1,223	7,081	(5,858)
Value Line Strategic Asset Management Trust	969	3,825	(2,856)	1,348	5,740	(4,392)
Invesco V.I. American Franchise Fund Series I	251	443	(192)	453	1,580	(1,127)
Invesco V.I. Equity & Income Fund Series I (formerly Invesco V.I. Managed Volatility Fund Series I)	642	560	82	255	860	(605)
Invesco V.I. Core Equity Fund Series I	1,664	1,561	103	2,341	8,856	(6,515)
AB VPS Growth and Income Portfolio Class B	701	2,579	(1,878)	1,131	2,179	(1,048)
AB VPS Large Cap Growth Portfolio Class B	78	1,082	(1,004)	129	99	30
AB VPS Global Thematic Growth Portfolio Class B	552	12	540	—	15	(15)
American Century VP International Fund Class I	234	777	(543)	275	376	(101)
American Century VP Value Fund Class I	990	871	119	105	142	(37)
Fidelity VIP Contrafund Portfolio Initial Class	541	5,216	(4,675)	1,605	2,923	(1,318)
Fidelity VIP Equity-Income Portfolio Initial Class	465	540	(75)	583	701	(118)
Fidelity VIP Growth Opportunities Portfolio Initial Class	935	835	100	658	3,568	(2,910)
Fidelity VIP High Income Portfolio Initial Class	706	550	156	317	697	(380)
Fidelity VIP Index 500 Portfolio Initial Class	2,791	9,970	(7,179)	2,762	14,696	(11,934)
Fidelity VIP Government Money Market Portfolio Service Class 2	22,381	19,358	3,023	2,709	2,372	337
Janus Henderson Enterprise Portfolio Institutional Shares	607	7,645	(7,038)	881	2,639	(1,758)
Janus Henderson Forty Portfolio Institutional Shares	174	672	(498)	379	979	(600)
Janus Henderson Research Portfolio Institutional Shares	364	256	108	511	337	174
Janus Henderson Global Research Portfolio Institutional Shares	982	473	509	1,085	3,090	(2,005)
MFS Total Return Bond Series Initial Class	609	404	205	313	470	(157)
MFS Growth Series Initial Class	644	2,109	(1,465)	1,076	7,233	(6,157)
MFS Investors Trust Series Initial Class	535	1,162	(627)	1,017	3,654	(2,637)
MFS New Discovery Series Initial Class	207	1,022	(815)	179	172	7
MFS Research Series Initial Class	2	36	(34)	—	46	(46)
MFS Total Return Series Initial Class	783	1,993	(1,210)	969	1,066	(97)

B-22

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyowner accounts through redemption of units.

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units Outstanding	Unit Value	In Whole $

Victory RS Large Cap Alpha VIP Series
2021	224,610	$36.63	$8,226,423	0.60%	1.11%	22.75%
2020	236,933	29.84	7,069,502	0.90%	1.36%	-1.31%
2019	261,928	30.23	7,918,967	0.90%	1.04%	29.98%
2018	285,534	23.26	6,641,457	0.90%	0.04%	-9.82%
2017	310,646	25.79	8,012,215	0.90%	1.07%	17.60%

Victory 500 Index VIP Series
2021	27,970	$39.08	$1,092,964	0.60%	1.29%	26.67%
2020	28,442	30.85	877,426	0.90%	2.13%	19.09%
2019	28,051	25.90	726,648	0.90%	2.10%	29.87%
2018	28,622	19.95	570,927	0.90%	0.13%	-5.51%
2017	32,412	21.11	684,206	0.90%	1.87%	20.51%

Victory INCORE Low Duration Bond VIP Series
2021	3,659	$13.53	$49,503	0.60%	1.71%	0.39%
2020	3,356	13.48	45,222	0.90%	2.60%	3.43%
2019	3,192	13.03	41,587	0.90%	2.02%	2.86%
2018	3,131	12.67	39,669	0.90%	0.52%	0.11%
2017	3,156	12.65	39,934	0.90%	1.36%	0.72%

Victory INCORE Investment Quality Bond VIP Series
2021	14,825	$24.79	$367,505	0.60%	1.65%	-0.82%
2020	21,329	24.99	533,079	0.90%	3.73%	7.40%
2019	15,969	23.27	371,592	0.90%	2.86%	6.75%
2018	16,582	21.80	361,453	0.90%	0.66%	-1.31%
2017	16,322	22.09	360,506	0.90%	2.27%	3.21%

Victory RS International VIP Series
2021	34,142	$30.97	$1,057,227	0.60%	1.87%	13.68%
2020	34,826	27.24	948,644	0.90%	2.79%	5.31%
2019	35,737	25.87	924,347	0.90%	2.30%	21.68%
2018	37,467	21.26	796,412	0.90%	0.87%	-11.47%
2017	38,928	24.01	934,663	0.90%	2.09%	24.55%

Victory Sophus Emerging Markets VIP Series
2021	8,302	$53.13	$441,077	0.60%	0.83%	-4.99%
2020	8,758	55.92	489,713	0.90%	1.99%	15.16%
2019	9,677	48.56	469,885	0.90%	1.13%	22.02%
2018	10,048	39.80	399,864	0.90%	0.87%	-19.70%
2017	10,297	49.56	510,271	0.90%	0.91%	41.59%

Victory RS Small Cap Growth Equity VIP Series
2021	24,432	$71.65	$1,750,506	0.60%	0.00%	-10.97%
2020	24,873	80.47	2,001,662	0.90%	0.00%	36.86%
2019	25,200	58.80	1,481,763	0.90%	0.00%	37.53%
2018	28,245	42.75	1,207,580	0.90%	0.00%	-9.08%
2017	29,797	47.02	1,401,159	0.90%	0.00%	36.95%

B-23

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units Outstanding	Unit Value	In Whole $

Gabelli Capital Asset Fund
2021	23,784	$60.19	$1,431,649	0.60%	0.48%	19.76%
2020	24,057	50.26	1,209,160	0.90%	0.17%	5.42%
2019	25,419	47.68	1,211,938	0.90%	0.34%	18.43%
2018	27,975	40.26	1,126,227	0.90%	0.35%	-11.89%
2017	28,476	45.69	1,301,040	0.90%	0.28%	19.41%

Value Line Centurion Fund
2021	28,312	$39.28	$1,112,033	0.60%	0.02%	18.95%
2020	33,586	33.02	1,109,010	0.90%	0.08%	16.53%
2019	39,444	28.34	1,117,693	0.90%	0.06%	31.87%
2018	43,081	21.49	925,731	0.90%	0.23%	-0.67%
2017	44,954	21.63	972,531	0.90%	0.20%	18.63%

Value Line Strategic Asset Management Trust
2021	41,909	$57.11	$2,393,602	0.60%	0.31%	15.17%
2020	44,765	49.59	2,219,984	0.90%	0.48%	16.96%
2019	49,157	42.40	2,084,334	0.90%	0.65%	26.49%
2018	53,026	33.52	1,777,508	0.90%	0.73%	-0.80%
2017	54,541	33.79	1,842,983	0.90%	0.55%	15.83%

Invesco V.I. American Franchise Fund Series I
2021	8,721	$45.89	$400,174	0.60%	0.00%	11.25%
2020	8,913	41.24	367,600	0.90%	0.07%	41.12%
2019	10,040	29.23	293,437	0.90%	0.00%	35.53%
2018	11,808	21.57	254,653	0.90%	0.00%	-4.49%
2017	12,071	22.58	272,561	0.90%	0.08%	26.20%

Invesco V.I. Equity & Income Fund Series I (formerly Invesco V.I. Managed Volatility Fund Series I)
2021	4,192	$20.30	$85,087	0.60%	3.78%	13.30%
2020	4,110	17.92	73,634	0.90%	2.14%	-2.35%
2019	4,715	18.35	86,504	0.90%	1.35%	17.52%
2018	5,721	15.61	89,317	0.90%	1.70%	-11.80%
2017	5,636	17.70	99,765	0.90%	1.35%	9.56%

Invesco V.I. Core Equity Fund Series I
2021	40,108	$38.06	$1,526,330	0.60%	0.67%	26.97%
2020	40,005	29.97	1,199,026	0.90%	1.27%	12.86%
2019	46,520	26.56	1,235,383	0.90%	0.96%	27.80%
2018	48,551	20.78	1,008,828	0.90%	0.79%	-10.21%
2017	62,545	23.14	1,447,395	0.90%	1.04%	12.16%

AB VPS Growth and Income Portfolio Class B(4)
2021	17,978	$37.80	$679,609	0.60%	0.64%	27.07%
2020	19,856	29.75	590,684	0.90%	1.34%	1.58%
2019	20,904	29.29	612,187	0.90%	1.04%	22.50%
2018	20,130	23.91	481,238	0.90%	0.75%	-6.69%
2017	22,461	25.62	575,470	0.90%	1.26%	17.53%

AB VPS Large Cap Growth Portfolio Class B
2021	2,140	$65.20	$139,525	0.60%	0.00%	27.88%
2020	3,144	50.98	160,311	0.90%	0.00%	33.97%
2019	3,114	38.05	118,504	0.90%	0.00%	33.16%
2018	2,299	28.58	65,706	0.90%	0.00%	1.40%
2017	2,212	28.18	62,353	0.90%	0.00%	30.49%

B-24

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units Outstanding	Unit Value	In Whole $

AB VPS Global Thematic Growth Portfolio Class B
2021	1,261	$34.42	$43,405	0.60%	0.00%	21.84%
2020	721	28.25	20,362	0.90%	0.46%	37.87%
2019	736	20.49	15,081	0.90%	0.13%	28.61%
2018	1,142	15.93	18,198	0.90%	0.00%	-10.79%
2017	1,172	17.86	20,932	0.90%	0.27%	35.07%

AB VPS Value Portfolio Class B(4)
2021	—	$—	$—	—	—	—
2020	—	—	—	—	—	—
2019	—	—	—	—	—	—
2018	1,323	17.25	22,819	0.90%	0.97%	-16.11%
2017	1,252	20.56	25,744	0.90%	1.37%	12.27%

American Century VP International Fund Class I
2021	8,719	$30.14	$262,764	0.60%	0.16%	8.10%
2020	9,262	27.88	258,201	0.90%	0.48%	24.79%
2019	9,363	22.34	209,177	0.90%	0.86%	27.26%
2018	10,276	17.55	180,389	0.90%	1.28%	-15.98%
2017	11,388	20.89	237,942	0.90%	0.88%	30.03%

American Century VP Value Fund Class I
2021	4,536	$48.91	$221,859	0.60%	1.85%	23.76%
2020	4,417	39.52	174,588	0.90%	2.34%	0.10%
2019	4,454	39.48	175,871	0.90%	2.11%	25.89%
2018	4,680	31.36	146,792	0.90%	1.65%	-9.97%
2017	4,986	34.84	173,677	0.90%	1.66%	7.77%

Fidelity VIP Contrafund Portfolio Initial Class
2021	31,956	$57.93	$1,851,335	0.60%	0.06%	27.07%
2020	36,631	45.59	1,670,140	0.90%	0.25%	29.43%
2019	37,949	35.23	1,336,787	0.90%	0.46%	30.39%
2018	41,751	27.01	1,127,891	0.90%	0.71%	-7.22%
2017	44,343	29.12	1,291,117	0.90%	1.00%	20.78%

Fidelity VIP Equity-Income Portfolio Initial Class
2021	12,193	$42.41	$517,089	0.60%	1.93%	24.14%
2020	12,268	34.16	419,089	0.90%	1.86%	5.77%
2019	12,386	32.30	400,029	0.90%	2.04%	26.30%
2018	12,650	25.57	323,488	0.90%	2.24%	-9.12%
2017	13,421	28.14	377,645	0.90%	1.74%	11.88%

Fidelity VIP Growth Opportunities Portfolio Initial Class
2021	23,954	$72.70	$1,741,450	0.60%	0.00%	11.27%
2020	23,854	65.34	1,558,480	0.90%	0.01%	67.19%
2019	26,764	39.08	1,045,878	0.90%	0.15%	39.57%
2018	28,264	28.00	791,346	0.90%	0.12%	11.45%
2017	30,179	25.12	758,156	0.90%	0.30%	33.30%

Fidelity VIP High Income Portfolio Initial Class
2021	7,263	$20.84	$151,369	0.60%	5.49%	3.78%
2020	7,107	20.08	142,730	0.90%	5.06%	1.85%
2019	7,487	19.72	147,622	0.90%	5.34%	14.07%
2018	7,073	17.28	122,257	0.90%	5.56%	-4.16%
2017	7,049	18.03	127,117	0.90%	5.31%	5.97%

B-25

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units Outstanding	Unit Value	In Whole $

Fidelity VIP Index 500 Portfolio Initial Class
2021	99,381	$57.80	$5,744,221	0.60%	1.26%	27.81%
2020	106,560	45.22	4,819,176	0.90%	1.74%	17.21%
2019	118,494	38.58	4,571,975	0.90%	1.97%	30.17%
2018	122,356	29.64	3,626,813	0.90%	1.86%	-5.35%
2017	135,918	31.32	4,256,557	0.90%	1.76%	20.62%

Fidelity VIP Government Money Market Portfolio Service Class 2
2021	16,861	$11.92	$200,963	0.60%	0.01%	-0.60%
2020	13,838	11.99	165,935	0.90%	0.24%	-0.64%
2019	13,501	12.07	162,935	0.90%	1.78%	0.84%
2018	18,571	11.97	222,262	0.90%	1.39%	0.47%
2017	18,786	11.91	223,778	0.90%	0.42%	-0.50%

Janus Henderson Enterprise Portfolio Institutional Shares
2021	28,059	$30.87	$866,242	0.60%	0.32%	16.13%
2020	35,097	26.58	933,007	0.90%	0.11%	18.44%
2019	36,855	22.45	827,237	0.90%	0.19%	34.27%
2018	40,360	16.72	674,718	0.90%	0.26%	-1.31%
2017	45,718	16.94	774,439	0.90%	0.62%	26.27%

Janus Henderson Forty Portfolio Institutional Shares
2021	8,279	$53.86	$445,963	0.60%	0.48%	22.16%
2020	8,777	44.09	387,028	0.90%	0.71%	38.19%
2019	9,377	31.91	299,205	0.90%	0.14%	35.93%
2018	11,934	23.47	280,147	0.90%	1.15%	1.07%
2017	11,823	23.23	274,617	0.90%	0.00%	29.14%

Janus Henderson Research Portfolio Institutional Shares
2021	19,265	$30.52	$587,948	0.60%	0.10%	19.61%
2020	19,157	25.52	488,796	0.90%	0.54%	31.80%
2019	18,983	19.36	367,501	0.90%	0.46%	34.30%
2018	19,285	14.41	277,989	0.90%	0.55%	-3.45%
2017	19,673	14.93	293,728	0.90%	0.40%	26.73%

Janus Henderson Global Research Portfolio Institutional Shares
2021	39,153	$18.69	$731,588	0.60%	0.53%	17.38%
2020	38,644	15.92	615,155	0.90%	0.82%	19.02%
2019	40,649	13.37	543,676	0.90%	1.01%	27.88%
2018	40,344	10.46	421,949	0.90%	1.14%	-7.70%
2017	43,497	11.33	492,892	0.90%	0.83%	25.88%

MFS Total Return Bond Series Initial Class
2021	3,435	$25.96	$89,176	0.60%	2.81%	-1.41%
2020	3,230	26.33	85,042	0.90%	3.51%	7.53%
2019	3,387	24.49	82,938	0.90%	3.44%	9.21%
2018	3,393	22.42	76,077	0.90%	3.29%	-1.98%
2017	3,260	22.87	74,561	0.90%	3.37%	3.52%

MFS Growth Series Initial Class
2021	31,448	$76.50	$2,405,591	0.60%	0.00%	22.79%
2020	32,913	62.30	2,050,361	0.90%	0.00%	30.71%
2019	39,070	47.66	1,862,055	0.90%	0.00%	36.91%
2018	40,766	34.81	1,419,124	0.90%	0.09%	1.75%
2017	43,025	34.21	1,472,078	0.90%	0.11%	30.22%

B-26

The Guardian Separate Account M

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units Outstanding	Unit Value	In Whole $

MFS Investors Trust Series Initial Class
2021	21,584	$47.76	$1,030,835	0.60%	0.62%	26.05%
2020	22,211	37.89	841,524	0.90%	0.61%	12.88%
2019	24,848	33.57	834,013	0.90%	0.69%	30.40%
2018	25,532	25.74	657,222	0.90%	0.64%	-6.34%
2017	27,722	27.48	761,876	0.90%	0.72%	22.24%

MFS New Discovery Series Initial Class
2021	4,024	$47.24	$190,104	0.60%	0.00%	1.19%
2020	4,839	46.68	225,884	0.90%	0.00%	44.62%
2019	4,832	32.28	155,990	0.90%	0.00%	40.43%
2018	4,358	22.99	100,189	0.90%	0.00%	-2.36%
2017	4,969	23.54	117,000	0.90%	0.00%	25.52%

MFS Research Series Initial Class
2021	323	$35.36	$11,406	0.60%	0.54%	24.05%
2020	357	28.50	10,188	0.90%	0.72%	15.58%
2019	403	24.66	9,927	0.90%	0.69%	31.75%
2018	635	18.72	11,888	0.90%	0.70%	-5.23%
2017	664	19.75	13,122	0.90%	1.33%	22.26%

MFS Total Return Series Initial Class
2021	16,396	$40.43	$662,913	0.60%	1.78%	13.43%
2020	17,606	35.64	627,528	0.90%	2.29%	8.86%
2019	17,703	32.74	579,660	0.90%	2.34%	19.30%
2018	19,475	27.45	534,496	0.90%	2.15%	-6.46%
2017	23,596	29.34	692,334	0.90%	2.34%	11.29%

(1)	These amounts represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.
(3)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
(4)	As of April 26, 2019, the AB VPS Value Portfolio Class B was merged and no longer available as an investment allocation option under this contract. After the merger, any accumulation value remaining in the AB VPS Value Portfolio Class B was transferred to the AB VPS Growth and Income Portfolio Class B.

B-27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Policyowners of The Guardian Separate Account M

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account M indicated in the table below as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2021 and 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account M as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and 2020 in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series

Victory 500 Index VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory INCORE Investment Quality Bond VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory RS Small Cap Growth Equity VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Equity and Income Fund Series I (formerly Invesco V.I. Managed Volatility Fund Series I)

Invesco V.I. Core Equity Fund Series I

AB VPS Growth and Income Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Global Thematic Growth Portfolio Class B

American Century VP International Fund Class I

American Century VP Value Fund Class I

Fidelity VIP Contrafund® Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Government Money Market Portfolio Service Class 2

Janus Henderson Enterprise Portfolio Institutional Shares

Janus Henderson Forty Portfolio Institutional Shares

Janus Henderson Research Portfolio Institutional Shares

Janus Henderson Global Research Portfolio Institutional Shares

MFS® Total Return Bond Series Initial Class

MFS® Growth Series Initial Class

MFS® Investors Trust Series Initial Class

MFS® New Discovery Series Initial Class

MFS® Research Series Initial Class

MFS® Total Return Series Initial Class

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account M based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account M in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by

B-28

correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 19, 2022

We have served as the auditor of one or more of the investment options of The Guardian Separate Account M since 1998.

B-29

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Financial Statements, Supplemental

Schedules and Report of Independent Auditors

December 31, 2021 and 2020

The Guardian Insurance & Annuity Company, Inc.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Balance Sheets

(In Millions)

	As of December 31,
	2021	2020
Admitted assets
Bonds	$3,299	$3,550
Mortgage loans	595	590
Policy loans	79	77
Other invested assets	244	156
Cash, cash equivalents and short-term investments	139	25
Receivable for securities	7	2

Total invested assets	4,363	4,400

Due and accrued investment income	35	35
Net deferred tax asset	72	69
Income tax receivable	18	7
Other assets	17	15
Due from parent and affiliates	7	—
Separate accounts assets	9,696	9,711

Total admitted assets	$14,208	$14,237

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$3,961	$4,037
Asset valuation reserve	71	55
Due to parent and affiliates	—	6
Payable for securities	1	—
Other liabilities	31	29
Transfers from separate account due or accrued	(98)	(125)
Separate accounts liabilities	9,693	9,708

Total liabilities	13,659	13,710
Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	802	782
Unassigned deficit	(255)	(257)

Total capital and surplus	549	527
Total liabilities, capital and surplus	$14,208	$14,237

See notes to statutory basis financial statements.

B-2

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Operations

(In Millions)

	For the Years Ended December 31,
	2021	2020
Revenues
Premiums and annuity considerations
Direct	$460	$232
Ceded	(308)	(98)

Net premiums and annuity considerations	152	134
Reserve adjustments on reinsurance ceded	47	26
Net investment income	174	162
Service fees	277	262
Commissions and expense allowances on reinsuranceceded and other income	(38)	(26)

Total revenues	612	558

Benefits and expenses
Policyholder benefits	1,393	977
Net transfers from separate accounts	(1,148)	(711)
General insurance expenses	31	32
Commissions and other expenses	96	75

Total benefits and expenses	372	373

Income from operations before federal income taxes andrealized capital losses from investments	240	185
Federal income tax benefit (expense)	2	(10)

Income from operations, net of federalincome taxes and before net realized capital losses	242	175
Net realized capital losses, net of tax and transfers to IMR	(325)	(275)

Net loss	$(83)	$(100)

See notes to statutory basis financial statements.

B-3

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Changes in Capital and Surplus

(In Millions)

	For theYears Ended December 31,
	2021	2020
Beginning of year balance	$527	$516
Adjustments to surplus
Net loss	(83)	(100)
Change in net unrealized capital gains, net of tax	66	2
Change in non-admitted assets	(1)	(17)
Change in net deferred taxes	22	36
Change in asset valuation reserve	(16)	(10)
Additional paid-in capital and contributed surplus	20	100
Change in reserve valuation basis	14	—

Net adjustments to surplus	22	11

End of year balance	$549	$527

See notes to statutory basis financial statements.

B-4

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Cash Flows

(In Millions)

	For the Years Ended December 31,
	2021	2020
Cash flows from operating activities
Net premiwns and annuity considerations	$156	$110
Investment income received	178	167
Service fees and other income received	235	235
Benefits and loss related payments	(1,431)	(931)
Net transfers from separate accmmts	1,176	706
Commissions, expenses and taxes paid	(114)	(93)
Federal income taxes paid	(12)	(14)
Other	—	25

Net cash provided by operating activities	188	205

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	505	431
Stocks	5	—
Derivatives, brokers and miscellaneous applications	10	119
Mortgage loans	40	20
Other invested assets	10	3

Proceeds from investments sold or matured	570	573

Cost of investments acquired:
Bonds	255	569
Stocks	5	—
Mortgage loans	45	29
Other invested assets	45	32
Derivatives, brokers and miscellaneous applications	305	410

Cost of investments acquired	655	1,040

Net increase/(decrease) in policy loans, net of repayments	2	(1)

Net cash used in investing activities	(87)	(466)

Cash flows from financing and miscellaneous activities
Capital and paid in swplus	20	100
Net deposits on deposit-type contracts and other insurance liabilities	(7)	(5)

Net cash provided by financing and miscellaneous activities	13	95

Net increase (decrease) in cash, cash equivalents and short-term investments	114	(166)
Cash, cash equivalents and short-term investments, beginning of year	25	191

Cash, cash equivalents and short-term investments, end of year	$139	$25

Non-cash Transactions
MODCO Reinsurance- operating activities	$(14)	$(14)
Exchange or Conversion of bonds	27	78

Total Non-cash Transactions	13	64

See notes to statutory basis financial statements.

B-5

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, variable life and term life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian, or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

The Guardian ultimately controls the following insurance entities:

•	Berkshire Life Insurance Company

•	Park Avenue Life Insurance Company

•	Family Service Life Insurance Company

•	Sentinel American Life Insurance Company

•	First Commonwealth Ltd. Health Services Corp.

•	First Commonwealth of Missouri

•	Commonwealth Insurance Company

•	First Commonwealth Limited Health Services Corp. of Michigan

•	Avesis Insurance Incorporated

•	Access Dental Plan of Nevada, Inc

•	Access Dental Plan of Utah, Inc

•	Premier Access Insurance Company

•	Managed DentalGuard, Inc, NJ

•	Managed DentalGuard, Inc, TX

Insurance Separate Accounts:

The Company has fourteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note 9).

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the

B-6

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NAIC and the Department as of December 31, 2021 and 2020. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) annuity and certain insurance premiums are recognized as premium income; 9) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 13.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $37 million and $36 million at December 31, 2021 and 2020, respectively), consisting principally of deferred tax assets, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, mortgage loans and derivatives.

B-7

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy Loans:

Policy loans are stated at unpaid principal balance, have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist primarily of joint ventures, limited liability companies (LLCs) and other forms of partnerships. These investments are valued at the Company’s share of equity in the partnerships’ LLC or joint ventures’ net assets. All distributions are recorded as income or return of capital based on information received from the partnerships. The change in equity is recorded as unrealized gains (losses) on the Company’s books and is recorded directly to surplus. Other invested assets also include investments in surplus notes which are carried at amortized cost.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

The Company had no restricted cash and no restricted cash equivalents as of December 31, 2021 and 2020.

Other Assets:

Other assets consist primarily of receivables for service fees and mutual fund receivable.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2021 and 2020, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets as of December 31, 2021 and 2020, respectively.

Contract and Policy Reserves:

The estimated fair value of contract holder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

B-8

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 3.00%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	1.50% to 4.10%
Group Universal Life	4.00% to 4.60%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 5.00%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	1.00% to 6.00%
Deferred Income Annuity, Fixed	1.50% to 4.50%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The Company issued the following guaranteed living benefits until February 2017:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guaranteed base that increases by the greater of an annual effective growth rate of 5.00% or the contract anniversary account value. The 5.00% growth rate has a cap of 2.5 times the net premium payments received less adjusted partial withdrawals. This base can only be accessed in duration ten or later in the form of a payout annuity.

Valuation Manual, Section 21 (VM-21) of the NAIC Valuation Manual specifies the requirements for principle- based reserves (PBR) for variable annuity contracts. Effective January 1, 2020, VM-21 contains revisions to the previous framework, Actuarial Guideline XLIII. VM-21 provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The minimum reserves for all contracts is equal to the Stochastic Reserve plus an Additional Standard Projection Amount. The Stochastic Reserve is calculated using a principle based approach and company prudent estimate assumptions (except for prescribed asset defaults and spreads). It is calculated

B-9

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

as the average of the greatest present value of accumulated deficiencies in the worst 30% of scenarios. The interest and equity scenarios are based on an NAIC prescribed scenario generator. The Stochastic Reserve is determined in aggregate for all contracts. The Additional Standard Projection Amount is meant as a guardrail to capture outliers via prescribed assumptions. This method re-estimates reserves in the stochastic framework using prescribed assumptions.

Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. Key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, interest rates. At December 31, 2021, the Stochastic Reserve was the final reserve and there was no Additional Standard Projection Amount required.

The Company elected the 36-month phase in period for the change in reserves that occurred on January 1, 2020, from adoption of VM-21. During 2020, the Company recognized a decrease in reserve of $14 million which was included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities” in the Statutory Basis Balance Sheets. In 2021, the Company recognized a decrease in reserve of $14 million which was included in “Change in reserve valuation basis” in the Statutory Basis Statements of Changes in Capital and Surplus. The remaining decrease in reserve of $14 million will be recognized in 2022.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2021 and 2020, the Company had $418 million and $426 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $25 million and $25 million as of December 31, 2021 and 2020, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.

B-10

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

For the term life and Variable Universal Life (“VUL”) with secondary guarantees policies issued from January 1, 2020, the Company holds a reserve for the basic coverage in accordance with VM-20 of the NAIC valuation manual. VM-20 requires the reserve to be the greater of Net Premium Reserve (NPR), Deterministic Reserve (DR) and the Stochastic Reserve (SR). NPR is a formulaic reserve based on assumptions set by NAIC. The DR is calculated using a principle based approach and company prudent estimate assumptions. Since the Company passes the Stochastic Exclusion Test (SET), the SR is not computed. As of December 31,2021 and 2020, the VM-20 reserves are $32 million and $5 million respectively.

Deposit-type contracts also include payout annuity without life contingencies with reserves gross of reinsurance of $160 million and $135 million as of December 31, 2021 and 2020, respectively. These payout annuities include term certain annuitizations of deferred annuities, stand-alone single premium immediate and deferred income annuities with no life contingent payments.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non- admitted asset.

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) of $43 million and $69 million and fees receivables of $55 million and $56 million as of December 31, 2021 and 2020, respectively.

B-11

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or accretion of any discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline

B-12

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

There were no securities with a 5GI NAIC designation as of December 31, 2021 and 2020. Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. There were twenty-three securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $4 million in investment income from prepayment penalties and acceleration fees as of December 31, 2021. There were nineteen securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $3 million in investment income from prepayment penalties and acceleration fees as of December 31, 2020.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment. There were nine securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income of $4 million from prepayment penalties and acceleration fees as of December 31, 2021. There were no securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income from prepayment penalties and acceleration fees as of December 31, 2020.

The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

The amortized cost basis and estimated fair value of bonds at December 31, 2021 and 2020 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2021		Gains	(Losses)
		(In millions)
U.S. Government	$109	$—	$—	$109
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	1	—	5
Industrial and Miscellaneous	3,180	388	(7)	3,561
Hybrid	5	1	—	6

Total Bonds	$3,299	$390	$(7)	$3,682

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2020		Gains	(Losses)
		(In millions)
U.S. Government	$258	$1	$—	$259
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	2	—	6
Industrial and Miscellaneous	3,285	544	(3)	3,826
Hybrid	2	1	—	3

Total Bonds	$3,550	$548	$(3)	$4,095

B-13

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2021, approximately 3.32% of the portfolio was invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1.01% of the portfolio at December 31, 2021.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2021
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$144	$145
Due after one year through five years	822	848
Due after five years through ten years	410	436
Due after ten years	1,710	2,027
Sinking fund bonds, mortgage-backed securities and asset-backed securities	213	226

Total	$3,299	$3,682

The net change in unrealized capital gains (losses) included in surplus for the years ended December 31, 2021 and 2020 are summarized as follows:

	2021	2020
	(In millions)
Changes in net unrealized capital gains attributable to:
Derivatives	$30	$(9)
Private equity	54	11
Tax effect on unrealized capital losses gains	(18)	—

Total change in net unrealized capital gains, net of tax	$66	$2

Proceeds from sales of bonds amounted to $283 million and $317 million for the years ended December 31, 2021 and 2020, respectively. Gross gains of $6 million and $18 million and gross losses of $1 million and $21 million were realized on sales of bonds for the years ended December 31, 2021 and 2020, respectively. These amounts are pre-tax and pre-IMR. Bond maturities and all other cash dispositions including sales amounted to $505 million and $431 million for the years ended December 31, 2021 and 2020, respectively.

There were no bond modifications treated as troubled debt restructuring during 2021. During 2020, the Company had one private placement bond modification that was recorded as troubled debt restructuring. The Company recorded a $0.8 million realized loss. The carrying value of the bond was $2 million on December 31, 2020.

B-14

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2021	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$107	$—	$—	$—	$107	$—
Industrial and Miscellaneous	196	(4)	37	(3)	233	(7)

Total Bonds	303	(4)	37	(3)	340	(7)

Total Temporarily Impaired Securities	$303	$(4)	$37	$(3)	$340	$(7)

December 31, 2020	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$87	$—	$—	$—	$87	$—
Industrial and Miscellaneous	77	(2)	7	(1)	84	(3)

Total Bonds	164	(2)	7	(1)	171	(3)

Total Temporarily Impaired Securities	$164	$(2)	$7	$(1)	$171	$(3)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were thirty securities in an unrealized loss position for greater than 12 months with a book value of $40 million and a fair value of $37 million as of December 31, 2021. There were five securities in an unrealized loss position for greater than 12 months with a book value of $8 million and a fair value of $7 million as of December 31, 2020.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2021 and December 31, 2020, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans at December 31, 2021 or 2020.

The Company’s $595 million and $590 million investments in mortgage loans on real estate on December 31, 2021 and December 31, 2020, respectively, consists of loans collateralized by commercial real estate properties. Of these amounts, $593 million and $584 million were mortgage loans in which the Company was a participant at December 31, 2021 and December 31, 2020, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2021 or December 31, 2020.

The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($141 million or 23.6% and $93 million or 15.7%) at December 31, 2021. The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($143 million or 24.2% and $89 million or

B-15

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

15.1%) at December 31, 2020. The Company estimated the fair value of mortgage loans on real estate to be $618 million and $625 million at December 31, 2021 and December 31, 2020, respectively and are classified as Level 3 as discussed in Note 4. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. Mortgage quality is determined by the loan’s loan to value ratio, debt service coverage ratio, location and property type. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.30% and 3.70% originated during 2021. The maximum percentage of any single mortgage loan to the value of the security originated in 2021 was 68.17%.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than 30 days past on December 31, 2021 and 2020, respectively.

There were no restructured mortgage loans as of December 31, 2021 or December 31, 2020.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2021 and 2020.

The following table set forth the credit quality indicators as of December 31, 2021 and December 31, 2020, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2021
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$116	$15	$9	$7	$—	$—	$147
50% - 59.99%	186	5	37	8	—	—	236
60% - 69.99%	127	24	14	33	14	—	212
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$429	$44	$60	$48	$14	$—	$595

B-16

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2020
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X1.	2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0%-49.99%	$150	$12	$4	$5	$—	$—	$171
50%-59.99%	183	18	40	10	—	—	251
60%-69.99%	100	15	25	28	—	—	168
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$433	$45	$69	$43	$—	$—	$590

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2021	2020
	(In millions)
Bonds	$129	$133
Mortgage loans	26	23
Policy loans	5	5
Other (mainly private equities)	22	8

Total gross investment income	182	169
Less: investment expenses	(8)	(7)

Net investment income	$174	$162

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2021	2020
	(In millions)
Bonds	$3	$(3)
Derivatives and other	(322)	(273)

Total net realized capital losses	(319)	(276)
Transfer from (to) IMR	(4)	1
Capital gain federal income tax expense	(2)	—

Net realized capital losses, net of tax andtransfers to IMR	$(325)	$(275)

The net realized capital loss amount above includes other-than-temporary impairment loss of $2 million and $1 million for the years ended December 31, 2021 and December 31, 2020, respectively. The impairment for 2021 and

2020 relates to one private placement security in the bond portfolio.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility.

B-17

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the- counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2021 and 2020 were $74 million and $119 million, respectively. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

Hedging—Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liabilities. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with guaranteed minimum benefit liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefine price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

B-18

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3- INVESTMENTS (CONTINUED)

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2021
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
				(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	588	—	—	23	(49)	—
Equity index futures	920	—	—	7	(273)	—

Taotal Derivatives	$1,508	$—	$—	$30	$(322)	$—

December 31, 2020
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	527	—	—	6	113	—
Equity index futures	1,412	—	—	(15)	(386)	—

Total Derivatives	$1,939	$—	$—	$(9)	$(273)	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $107 million and $128 million at December 31, 2021 and 2020, respectively. Of these amounts, there were deposits with states as required by certain insurance laws of $4 million and $4 million in 2021 and 2020, respectively, and pledged as collateral for futures trading of $103 million and $124 million in 2021 and 2020, respectively. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.75% and 0.90% of the Company’s total admitted assets at December 31, 2021 and 2020, respectively. There were no non-admitted restricted assets in 2021 and 2020.

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2021 and 2020.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

B-19

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

The following tables summarize the Company’s financial instruments carrying amount and estimated fair value/NAV hierarchy levels for the period ending December 31, 2021 and December 31, 2020:

	December 31, 2021
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	$109	3,444	$129	$3,682	—	$3,299
Mortgage Loans	—	—	618	618	—	595
Policy Loans	—	—	79	79	—	79
Surplus Notes investments	—	43	—	43	—	49
Cash, cash equivalents and short-term investments	(20)	159	—	139	—	139
Due and accrued investment income	—	35	—	35	—	35
Receivables for securities		7		7		7
Separate Account Assets	9,696	—	—	9,696	—	9,696

Total Assets	$9,785	$3,688	$826	$14,299	$—	$13,899

Liabilities
Deposit type contracts	$—	$—	$170	$170	$—	$160

Total Liabilities	$—	$—	$170	$170	$—	$160

B-20

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

	December 31, 2020
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	$260	$3,707	$128	$4,095	$—	$3,550
Mortgage Loans	—	—	625	625	—	590
Policy Loans	—	—	77	77	—	77
Surplus Notes investments	—	50	—	50	—	43
Cash, cash equivalents and short-term investment	(28)	53	—	25	—	25
Due and accrued investment income	—	35	—	35	—	35
Receivables for securities		2		2		2
Separate Account Assets	9,711	—	—	9,711	—	9,711

Total Assets	$9,943	$3,847	$830	$14,620	$—	$14,033

Liabilities
Deposit type contracts	$—	$—	$144	$144	$—	$135

Total Liabilities	$—	$—	$144	$144	$—	$135

Bonds:

Estimated fair values for bonds, other than private placement securities are valued based on quoted prices from active markets when available (Level 1).

When the Company cannot obtain a quoted market price directly it relies on values provided by a third-party pricing vendor. This is the pricing source for the majority of the Company’s marketable securities. Prices received from a third-party vendor are generally considered to be Level 2.

Pricing vendors utilize pricing models developed for individual asset classes which incorporate available market data. These market inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two- sided markets, benchmark securities, bids, offers and reference data which include market research publications. The pricing vendor may obtain broker quotes for securities when sufficient information is not available to fully evaluate a security. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants.

Portfolio managers review the values assigned by the pricing vendor for reasonableness. In doing so, they compare the prices received from the pricing vendor to prices of similar securities, price ranges in that asset class or industry or prices from internally generated position reports. If there is a discrepancy with the price received from the vendor, the portfolio manager may communicate this difference to the pricing vendor and present the vendor with additional market data regarding that security in order to ensure the pricing vendor has sufficient information needed to accurately price the security. The pricing vendor will then independently validate and evaluate that data and determine if a price change is warranted.

In the rare instance when a portfolio manager finds a difference in his or her assessment of fair value and the vendor price, after performing the preceding procedures, the portfolio manager may request replacement of the vendor price by a supportable value that is believed to be more representative of the security price. Any replacement of the vendor price is subject to an internal approval process.

The fair values of private placement bonds are determined by using an internal pricing model or for a small amount of securities, assigned individual broker prices. There were five private placement bonds that were individually priced. These assigned individual prices are usually obtained from an external broker (“hand priced”) and are considered to be Level 3.

B-21

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The significant inputs used for the internal pricing model consist of (i) a broker supplied price matrix, (ii) treasury rates and (iii) credit ratings from certain nationally recognized securities rating organizations (“NRSRO”) (“external ratings”) or a credit rating assigned internally by the Company’s Private Placement Investment Management Group (“internal ratings”).

Private placement bonds with an applicable external credit rating of BB or above, for which the corresponding matrix price is used, are classified as Level 2. A private placement bond with an applicable external credit rating of below BB is classified as Level 3 due to the limited amount of market data available for these securities.

Bonds are carried at amortized cost unless they are rated 6 by the NAIC SVO in which case they are reported at the lower of amortized cost or fair value. There were no bonds rated 6 by the NAIC SVO and carried at fair value for December 2021 and 2020.

Mortgage Loans:

The estimated fair value of the mortgage loan portfolio is derived primarily using a loan value matrix using significant unobservable inputs. The inputs used in the matrix include (1) the weighted average cash flow and average term to maturity for each individual loan; (2) a base spread over the U.S. Treasury rate and (3) an internally computed credit rating that is used to derive the appropriate credit spread. Mortgage loans were carried at amortized cost on December 31, 2021 and December 31, 2020 and are classified as Level 3.

Policy Loans:

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value and are classified as Level 3.

Surplus Note Investments:

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash, cash equivalents and short-term investments:

See Note 2 for information regarding cash, cash equivalents and short-term investments include cash deposit balances, short-term commercial paper, and other highly liquid debt instruments. Cash amounts are classified as Level 1. All remaining cash equivalents and short-term investments are classified as Level 2.

Due and accrued investment income:

Due and accrued investment income is either investment income earned and legally due to be paid to the Company as of the reporting date or investment income earned as of the reporting date but not legally due to be paid to the Company until after the reporting date. The Company expects to receive these amounts shortly after they become due and is required to non-admit any balance that is over 90 days past due or charge it against income in the period that it is deemed uncollectible. Therefore, the Company considers these amounts short-term in nature and that the carrying value approximates fair value. This amount is classified as Level 2.

Receivables for securities

These receivables are amounts due from financial institutions for securities that were sold by the Company but the proceeds from the sale have not yet been received by the Company. Due to the short-term of the period in which the Company expects to receive these amounts it considers the carrying value of these balances to approximate fair value and are classified as Level 2.

B-22

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1. Non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2, and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2021 and 2020, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at

December 31, 2021 and 2020:

December 31, 2021	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,696	$—	$—	$9,696	$—	$9,696

Total Assets at Fair Value	$9,696	$—	$—	$9,696		$9,696

December 31, 2020	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,711	$—	$—	$9,711	$—	$9,711

Total Assets at Fair Value	$9,711	$—	$—	$9,711	$—	$9,711

Deposit Type Contracts

For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued and are classified as Level 3.

B-23

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian and outside parties (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2021 and 2020 were as follows:

	2021
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$10	$10
Ordinary renewal	8	(11)
Group life renewal	—	—

	2020
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$10	$1
Ordinary renewal	(2)	(2)
Group life renewal	—	—

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	Reed Group Ltd,

•	GIS Canada Holdings Corp, and

•	Guardian Abbey LLC.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

B-24

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2021
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$140	$2	$142
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	140	2	142
Deferred Tax Assets Nonadmitted	30	—	30

Subtotal Net Admitted Deferred Tax Asset	110	2	112
Deferred Tax Liabilities (DTLs)	23	17	40

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$87	$(15)	$72

Description		December 31, 2020
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$131	$1	$132
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	131	1	132
Deferred Tax Assets Nonadmitted	29	—	29

Subtotal Net Admitted Deferred Tax Asset	102	1	103
Deferred Tax Liabilities	28	6	34

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$74	$(5)	$69

Description	Change
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$9	$1	$10
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	9	1	10
Deferred Tax Assets Nonadmitted	1	—	1

Subtotal Net Admitted Deferred Tax Asset	8	1	9
Deferred Tax Liabilities	(5)	11	6

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$(10)	$3

A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-25

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101—Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level Risk-Based Capital “RBC” computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2021 and 2020.

Description	December 31, 2021
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	71	—	71
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	78	—	78
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	n/a	n/a	71
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities	39	1	40

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$110	$2	$112

Description	December 31, 2020
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	69	—	69
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	73		73
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	69
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	33	1	34

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$102	$1	$103

B-26

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	2	—	2
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	5	—	5
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	2
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	6	—	6

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$8	$1	$9

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	630%	546%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$547	$513
Impact of Tax Planning Strategies

Description	December 31, 2021
(In millions), except percentages	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentageof total.
(1) Adjusted Gross DTAs	$140	$2
(2) Percentage of adjusted gross DTA’s by tax characterattributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	110	2
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning	1%	0%

Description	December 31, 2020
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$131	$1
(2) Percentage of adjusted gross DTA’s by tax characterattributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	102	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	4%	0%

B-27

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$9	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	8	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	-3%	0%
Does the Company’s tax-planning strategies include the use of reinsurance?	Yes	No X
All DTL were recognized as of December 31, 2021 and 2020.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components:

Description	2021	2020
	(In millions)
Federal income tax expense on operations	$—	$13
Prior year overaccrual	(1)	(1)
Foreign tax	(1)	(2)

Current federal operations income tax (income)/expense	(2)	10
Federal income tax expense (benefit) on capital gains/(losses)	2	—
Prior year underaccrual	1

Current federal capital gains income tax expense	3	—

Total current federal income tax expense	$1	$10

B-28

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2021 and 2020 were as follows:

	2021	2020	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$73	$69	$4
GMWB Hedge	61	55	6
Policy acquisition costs	6	6	—
Other, (including items <5% of total ordinary tax assets)	—	1	(1)

Gross ordinary DTAs—(admitted and nonadmitted)	$140	$131	$9

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	30	29	1

Admitted ordinary DTAs	$110	$102	$8
Capital:
Investments	$2	$1	$1

Gross capital DTAs—(admitted and nonadmitted)	$2	$1	$1

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—
Admitted capital DTAs	2	1	1

Total admitted DTAs	$112	$103	$9

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$1	$1	$—
Reserves Transition Adjustment (8 Year)	16	19	(3)
Section 481(a) adjustment	5	7	(2)
Other, (including items <5% of total ordinary tax assets)	1	1	—

Total Ordinary DTLs	$23	$28	$(5)

Capital:
Unrealized capital gains	15	4	11
Other	2	2	—

Capital DTL	17	6	11

Total DTL	$40	$34	$6

Net admitted DTAs	$72	$69	$3

The change in net deferred Federal income taxes is comprised of the following:

	2021	2020	Change
	(In millions)
Adjusted gross deferred tax assets	$142	$132	$10
Total deferred tax liabilities	40	34	6

Net deferred tax assets	$102	$98	4

Tax effect of unrealized capital gains			18

Change in net deferred federal income tax			$22

B-29

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Contingent Tax Liabilities:

As of December 31, 2021, the Company had $0.3 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2021 and 2020, the Company recognized approximately $0.01 million in interest and penalties, respectively. The Company has approximately $0.05 million and $0.04 million accrued for payment of interest and penalties as of December 31, 2021 and 2020, respectively.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed its examinations for tax year 2012 and 2014 in 2021, and tax year 2013 in 2020. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2015 through 2020 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2021	Effective Tax Rate
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$51
Net realized capital losses @ 21%	(68)

Provision calculated at statutory rate	$(17)	21%
Dividends received deduction	(6)	7%
Reserve Surplus Adjustment	3	-4%
Other	(1)	2%

Total	$(21)	26%

Total current federal income tax expense	$1	-1%
Change in net deferred federal income taxes benefit	(22)	27%

Total statutory income tax benefit	$(21)	26%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2021, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

B-30

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2021	$—	$2	$2
2020	—	—	—
2019	—	1	1

Total	$—	$3	$3

As of December 31, 2021, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company entered into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable and fixed annuity contracts, group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $523 million and $476 million at December 31, 2021 and 2020, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company has an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

The effect of these reinsurance cession agreements, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2021			2020
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
			(In millions)
Premiums and annuity considerations	$(26)	$(282)	$(308)	$(25)	$(73)	$(98)
Reserve adjustments on reinsurance ceded	47	—	47	26	—	26
Commissions and expense allowances on reinsurance ceded and other income	(63)	12	(51)	(40)	3	(37)

Total Revenues	(42)	(270)	(312)	(39)	(70)	(109)

Policyholder and contract benefits	(36)	(11)	(47)	(36)	(1)	(37)
Increase in aggregate reserves	(5)	(284)	(289)	(15)	(76)	(91)
General insurance expensese	—	2	2	—	1	1

Total expenses	(41)	(293)	(334)	(51)	(76)	(127)

Net gain (loss) on operations from reinsurance ceded	$(1)	23	22	12	6	18

B-31

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $42 million and $47 million in 2021 and 2020, respectively, which are in “General insurance expenses” and “Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $7 million is included in “Due from parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2021 and $6 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2020.

Assets Under Management:

PAIA, a wholly-owned subsidiary of GIS, serves as the investment adviser to the Guardian VIP Trust funds. The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2021, and 2020, approximately $5,531 million and $4,012 million or 57.04% or 41.32%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2021 and 2020, the Company received a total of $20 million and $100 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

Revenue Sharing Agreement:

The Company has a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance products separate accounts. For the years ended December 31, 2021 and 2020, such revenue amounted to $12.4 million and $9.9 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

Line of Credit:

The Company (Borrower) has a revolving line of credit agreement with The Guardian (Lender) for $750 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2021 and 2020, there were no drawings on the line of credit. Interest expense and commitment fees of $0.5 million and $0.4 million in 2021 and 2020, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Commission:

The Company has a selling agreement with PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2021 and 2020, the Company paid commissions to PAS which amounted to $17 million and $15 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be

B-32

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2021, no intercompany receivable due to the Company is over 90 days past due.

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2021 and 2020, the Company’s separate accounts statement included legally insulated assets of $9,696 million and $9,711 million, respectively, of which $3 million and $3 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2021 and 2020. Fees and expenses due or accrued to the Company’s general account were $98 million and $125 million as of December 31, 2021 and 2020, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $250 million and $238 million for the years ended December 31, 2021 and 2020, respectively.

The general account of the Company paid $1 million and $0 million towards separate accounts guarantees for the years ended December 31, 2021 and 2020, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

B-33

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$51	$51

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,528	$9,528
Market value/not subject to discretionary withdrawals	—	67	67

Total reserves for separate accounts	—	9,595	9,595

Charges for investment management administration and contract guarantees	—	56	56
Accrued expense allowances	—	43	43

Separate accounts liabilities	$—	$9,693	$9,693

December 31, 2021	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$35	$35

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,533	$9,533
Market value/not subject to discretionary withdrawals	—	50	50

Total reserves for separate accounts	—	9,583	9,583

Charges for investment management administration and contract guarantees	—	56	56
Accrued expense allowances	—	69	69

Separate accounts liabilities	$—	$9,708	$9,708

B-34

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2021	2020
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	51	35
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,448)	(984)

Net transfers from separate accounts	(1,397)	(949)

Reconciling Adjustments:
Mortality and expense guarantees—variable	133	120
Administrative fees—variable annuity	103	105
Cost of insurance	13	13

Total adjustments	249	238

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(1,148)	$(711)

B-35

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2021 and 2020 were as follows:

	As of December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$351	$—	$—	$351	3%
b. At book value less current surrender charge of 5% or more	4	—	—	4	0%
c. At fair value	—	8,887	—	8,887	72%

d. Total with market value adjustment or at fair value (Total of a through c)	355	8,887	—	9,242	75%
e. At book value without adjustment (with minimal or no charge or adjustment)	622	—	—	622	5%
(2) Not subject to discretionary withdrawal	2,763	67	—	2,830	23%

(3) Total (gross: direct + assumed)	3,740	8,954	—	12,694	103%
(4) Reinsurance ceded	350	—	—	350	3%

(5) Total (net) (3)- (4)	$3,390	$8,954	$—	$12,344	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$—	$—	$—	$—
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	11	—	11	26%

d. Total with market value adjustment or at fair value (Total of a through c)	—	11	—	11	26%

e. At book value without adjustment (with minimal or no charge or adjustment)	32	—	—	32	74%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	32	11	—	43	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$32	$11	$—	$43	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	65	—	—	65	51%
(2) Not subject to discretionary withdrawal	95	—	—	95	74%

(3) Total (gross: direct + assumed)	160	—	—	160	125%
(4) Reinsurance ceded	32	—	—	32	25%

(5) Total (net) (3)- (4)	$128	$—	$—	$128	100%

Total annuity actuarial reserves and deposit liabilities:	$3,550	$8,965	$—	$12,515

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,550	$—	$—	3,550
Separate Accounts Annual Statement	—	8,965	—	8,965

Total annuity actuarial reserves and deposit liabilities:	$3,550	$8,965	$—	$12,515

B-36

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	5	—	—	5	0%
c. At fair value	—	8,953	—	8,953	72%

d. Total with market value adjustment or at fair value (Total of a through c)	5	8,953	—	8,958	72%
e. At book value without adjustment (with minimal or no charge or adjustment)	664	—	—	664	6%
(2) Not subject to discretionary withdrawal	2,840	50	—	2,890	23%

(3) Total (gross: direct + assumed)	3,509	9,003	—	12,512	101%
(4) Reinsurance ceded	66	—	—	66	1%

(5) Total (net) (3)- (4)	$3,443	$9,003	$—	$12,446	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$2	$—	$—	$2
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	12	—	12	25%

d. Total with market value adjustment or at fair value (Total of a through c)	—	12	—	12	25%
e. At book value without adjustment (with minimal or no charge or adjustment)	35	—	—	35	75%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	35	12	—	47	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$35	$12	$—	$47	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%
d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	73	—	—	73	55%
(2) Not subject to discretionary withdrawal	63	—	—	63	47%

(3) Total (gross: direct + assumed)	136	—	—	136	102%
(4) Reinsurance ceded	3	—	—	3	2%

(5) Total (net) (3)- (4)	$133	$—	$—	$133	100%

Total annuity actuarial reserves and deposit liabilities:	$3,611	$9,015	$—	$12,626

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,611	$—	$—	$3,611
Separate Accounts Annual Statement	—	9,015	—	9,015

Total annuity actuarial reserves and deposit liabilities:	$3,611	$9,015	$—	$12,626

B-37

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

Withdrawal characteristics of life actuarial reserves as of December 31,2021 and 2020 were as follows:

	As of December 31, 2021			As of December 31, 2020
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In millions)				(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	12	12	12	12	11	11
(3) Universal Life with Secondary Guarantees	38	31	288	41	32	277
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	14	14	15	17	17	17
(9) Variable Universal Life	79	78	86	74	73	86
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	29	—	—	4
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	10	—	—	4
(4) Disability—Disabled Lives	—	—	1	—	—	1
(5) Miscellaneous Reserves	—	—	32	—	—	28

C. Total (gross: direct + assumed)	143	135	473	144	133	428
D. Reinsurance ceded	—	—	234	—	—	226

E. Total (net) (C)—(D)	$143	$135	$239	$144	$133	$202

B-38

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2021			As of December 31, 2020
	Separate Account - Nonguaranteed			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	—	—	—	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	173	173	173	161	161	161
(9) Variable Universal Life	459	456	456	409	407	407
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	—	—	—	—
(4) Disability—Disabled Lives	—	—	—	—	—	—
(5) Miscellaneous Reserves	—	—	—	—	—	—

C. Total (gross: direct + assumed)	632	629	629	570	568	568
D. Reinsurance ceded	—	—	—	—	—	—

E. Total (net) (C)—(D)	$632	$629	$629	$570	$568	$568

There were no Separate Account guaranteed for life actuarial reserves as of December 31, 2021 and 2020.

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $113 million and $110 million in 2021 and 2020, respectively.

NOTE 12—LITIGATION

The Company is engaged in various disputes, litigations, inquiries from governmental authorities and other proceedings arising out of the Company’s business. These matters could result in losses, monetary damages, fines, penalties or changes in the business operations of the Company. Due to the uncertainties inherent in these disputes, it is difficult to determine the ultimate loss the Company will experience. The Company evaluates each matter and establishes an accrual where a loss is probable and the amount can be reasonably estimated. In the opinion of Management, based on current information at December 31, 2021, any losses resulting from such disputes would not have a material adverse effect on the financial position of the Company.

B-39

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 12—LITIGATION (CONTINUED)

The Company also evaluates these matters for a reasonably possible range of loss. Due to the uncertainties inherent in these matters, such as timing of discovery and court decisions, the Company is not able to ascertain a reasonably possible range of loss for each matter. In the opinion of Management, as of December 31, 2021, the aggregate range of reasonably possible loss for those matters it is able to provide an estimate for is not material to the Company’s financial position.

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2021, the maximum amount of dividends the Company could pay The Guardian in 2022 without prior approval from the state insurance regulatory authorities was $240 million.

The following reconciles the statutory net income (loss) of the Company as reported to the regulatory authorities to

GAAP net income (loss):

	2021	2020
	(In millions)
Statutory net loss	$(83)	(100)
Adjustments to reconcile to GAAP:
Change in deferred policy acquisition costs	44	(11)
Deferred premium	(11)	(10)
Future policy benefits	429	(359)
Reinsurance	(1)	7
Federal income tax (expense) benefit	(72)	113
Unrealized gain on investments	6	9
Transfer to interest maintenance reserve	4	(1)
Amortization of interest maintenance reserve	(3)	(2)

GAAP net income (loss)	$313	$(354)

B-40

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 13—FINANCIAL INFORMATION (CONTINUED)

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to GAAP stockholder’s equity:

	2021	2020
	(In millions)
Statutory capital and surplus	$549	$527
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	583	531
Elimination of asset valuation reserve	71	54
Future policy benefits	(365)	(803)
Establishment of additional deferred federal income taxes	(77)	(1)
Unrealized gains on investments	389	550
Separate account accrued expense allowances	(43)	(69)
Other liabilities	(44)	(66)
Other, net	(4)	(1)

GAAP equity	$1,059	$724

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 25, 2022, the issuance of the financial statements to be subsequent events requiring disclosure.

Effective January 1, 2022, the Company entered into an agreement with PAIA whereby PAIA provides investment management of the Company’s general account assets. Prior to January 1, 2022, investment management of the Company’s general account assets was provided by The Guardian.

B-41

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2021	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$860,870
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	127,871,733
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	26,285,301
Real estate	—
Contract loans	5,143,311
Cash, cash equivalents and short-term investments	20,502
Derivative instruments	—
Other invested assets	21,925,800
Aggregate write-ins for investment income	89,080

Total gross investment income	$182,196,597

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	594,809,836

Total mortgage loans	$594,809,836

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets- Statement Value	170,750,408	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-42

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2021	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$333,575,733
Over 1 year through 5 years	880,626,596
Over 5 years through 10 years	457,366,497
Over 10 years through 20 years	325,306,244
Over 20 years	1,460,958,254

Total by Maturity	$3,457,833,324

Bonds by Class—Statement Value
Class 1	$1,819,967,845
Class 2	1,552,799,751
Class 3	66,973,042
Class 4	18,092,686
Class 5	—
Class 6	—

Total by Class	$3,457,833,324

Total Bonds Publicly Traded	1,494,677,396
Total Bonds Privately Placed	325,290,449
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	—	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	—	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	—	Schedule DB, Part B, Sec. 1
Cash on Deposit	(19,638,090)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	38,347,288
Credit Life	—
Group Life	15,203
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	15,821	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	30,700,694
Credit Life	—
Group Life	144,180

B-43

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2021	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	179,821,549
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	10,044,333,029

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	42,765,310

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	159,719,697
Dividend Accumulations—Account Balance	—

B-44

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement. $4,510,500,953.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Abbvie Inc	Bonds	$33,360,413	0.7%
b.	Bristol-Myers Squibb Co	Bonds	$33,253,967	0.7%
c.	CVS Caremark Corp	Bonds	$32,202,037	0.7%
d.	Kroger Co	Bonds	$31,708,758	0.7%
e.	Mars Inc	Bonds	$31,250,979	0.7%
f.	Shell International Fin	Bonds	$29,777,333	0.7%
g.	Enterprise Products Oper	Bonds	$29,284,627	0.6%
h.	AIG	Bonds	$28,714,339	0.6%
i.	Amgen Inc	Bonds	$28,166,180	0.6%
j.	Exxon Mobil Corp	Bonds	$26,446,322	0.6%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$1,819,967,845	40.3%	P/RP-1	$—	0.0%
NAIC-2	$1,552,799,751	34.4%	P/RP-2	$—	0.0%
NAIC-3	$66,973,042	1.5%	P/RP-3	$—	0.0%
NAIC-4	$18,092,686	0.4%	P/RP-4	$—	0.0%
NAIC-5	$—	0.0%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$355,308,645	7.9%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$335,264,461	7.4%
Countries rated NAIC-2	$20,044,184	0.4%
Countries rated NAIC-3 or below	$—	0.0%

B-45

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$127,872,659	2.8%
Country: Netherlands	$61,392,820	1.4%
Countries rated NAIC-2:
Country: Mexico	$17,644,185	0.4%
Country: Turks & CAICOS	$2,399,999	0.1%
Countries rated NAIC-3 or below
Country:	$—	0.0%
Country: Turkey	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

Amount	Percentage
$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Shell International Fin	1FE	$29,777,333	0.7%
2.	Vodafone Grp	2FE	$14,887,627	0.3%
3.	Astrazeneca	1FE, 2FE	$14,020,619	0.3%
4.	Siemens Financieringsmat	1FE	$12,593,670	0.3%
5.	Mitsubishi UFJ Fin Grp	1FE	$10,002,720	0.2%
6.	Reckitt Benckiser Tsy	1FE	$9,998,928	0.2%
7.	BP Capital Markets PLC	1FE	$8,531,428	0.2%
8.	Xlit LTD	2FE	$7,053,918	0.2%
9.	HSBC Holdings PLC	1FE, 2FE	$6,073,341	0.1%
10.	Lloyds TSB GR-AD	1FE	$5,956,387	0.1%

B-46

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes {X}    No  {  }

	Amount	Percentage
Total admitted assets held in Canadian investments	$—	—
Canadian-currency-denominated investments	$—	—
Canadian-denmoinated insurance liabilities	$—	—
Unhedged Canadian currency exposure	$—	—

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.      Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

	Amount	Percentage
Aggregate statement value of investments held in nonaffiliated, privately placed equities	$200,436,205	4.4%
Largest three investments held in nonaffiliated, privately placed equities:
Battery Ventures	$16,468,400	0.4%
FirstMark Capital	$12,843,175	0.3%
Genstar Capital	$11,970,696	0.3%

Fund Manager	Total Invested	Diversified	Nondiversified
Battery Ventures	$16,468,400	$16,468,400	$—
FirstMark Capital	$12,843,175	$12,843,175	$—
Genstar Capital	$11,970,696	$11,970,696	$—
Felicis Ventures	$11,510,817	$11,510,817	$—
Foundry Group	$10,634,825	$10,634,825	$—
57 Stars	$8,493,616	$8,493,616	$—
Leonard Green & Partners	$7,845,192	$7,845,192	$—
Charles River Ventures	$6,529,316	$6,529,316	$—
Harvest Partners	$6,347,398	$6,347,398	$—
Investindustrial Advisors Limited	$6,330,269	$6,330,269	$—

B-47

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$28,175,000	0.6%
b.	Commercial	$26,200,000	0.6%
c.	Commercial	$19,270,000	0.4%
d.	Commercial	$18,500,000	0.4%
e.	Commercial	$15,000,000	0.3%
f.	Commercial	$15,000,000	0.3%
g.	Commercial	$14,977,654	0.3%
h.	Commercial	$14,742,803	0.3%
i.	Commercial	$14,000,000	0.3%
j.	Commercial	$13,229,053	0.3%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$581,559,837	12.9%	$—	0.0%

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  { }

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$73,673,579	1.6%	$100,364,080	$88,845,016	$89,285,353
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2021

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$109,512,620	2.51%	$109,512,620	2.51%
All other governments	—	0.00%	—	0.00%
U.S. states, territories and possessions, etc. guaranteed	601,282	0.01%	601,282	0.01%
U.S. political subdivisions of states, territories, and possessions, guaranteed	—	0.00%	—	0.00%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	4,058,506	0.09%	4,058,506	0.09%
Industrial and miscellaneous	3,144,595,858	72.07%	3,144,595,858	72.07%
Hybrid securities	5,064,401	0.12%	5,064,401	0.12%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%
SVO identified funds	—	0.00%	—	0.00%
Unaffiliated Bank loans	35,401,635	0.81%	35,401,635	0.81%

Total long-term bonds	3,299,234,302	75.61%	3,299,234,302	75.61%
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%

Total preferred stocks	—	0.00%	—	0.00%
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	0.00%	—	0.00%
Industrial and miscellaneous Other (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Other	—	0.00%	—	0.00%
Mutual funds	—	0.00%	—	0.00%
Unit investment trusts	—	0.00%	—	0.00%
Closed-end funds	—	0.00%	—	0.00%

Total common stocks	—	0.00%	—	0.00%
Mortgage loans:
Farm mortgages	—	0.00%	—	0.00%
Residential mortgages	—	0.00%	—	0.00%
Commercial mortgages	594,809,837	13.63%	594,809,837	13.63%
Mezzanine real estate loans	—	0.00%	—	0.00%

Total mortgage loans	594,809,837	13.63%	594,809,837	13.63%

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2021

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Real estate:
Properties occupied by company	—	0.00%	—	0.00%
Properties held for production of income	—	0.00%	—	0.00%
Properties held for sale	—	0.00%	—	0.00%

Total real estate	—	0.00%	—	0.00%
Cash, cash equivalents and short-term investments:
Cash	(19,638,090)	-0.45%	(19,638,090)	-0.45%
Cash equivalents	158,599,022	3.64%	158,599,022	3.64%
Short-term investments	—	0.00%	—	0.00%

Total cash, cash equivalents and short-term investments	138,960,932	3.19%	138,960,932	3.19%
Contract loans	79,113,250	1.81%	79,113,250	1.81%
Derivatives	—	0.00%	—	0.00%
Other Invested Assets (Schedule BA)	243,618,373	5.58%	243,618,373	5.58%
Receivables for securities	7,454,279	0.17%	7,454,279	0.17%
Securities lending	—	0.00%	—	0.00%
Other Invested Assets (Page 2, Line 11)	—	0.00%	—	0.00%

Total Invested Assets	$4,363,190,973	100.00%	$4,363,190,973	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-51

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Report of Independent Auditors

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

Opinions

We have audited the accompanying statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. (the “Company”), which comprise the statutory basis balance sheets as of December 31, 2021 and 2020, and the related statutory basis statements of operations, of changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the balance sheets of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

B-52

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The supplemental Schedule 1—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 25, 2022

B-53